Exhibit 10.14

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

This First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement (“First Amendment”) is made as of March 21, 2019, by and among Montauk Energy Holdings, LLC (“Borrower”), the Lenders (as defined below) signatory hereto and Agent (as defined below).

RECITALS

A. Borrower entered into that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 12, 2018 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), with the financial institutions from time to time signatory thereto (collectively, the “Lenders”) and Comerica Bank, as administrative agent for the Lenders (in such capacity, the “Agent”).

B. Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement, and Agent and the Lenders are willing to do so, subject to the terms and conditions set forth in this First Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

1. The following definition in Section 1.1 of the Credit Agreement is amended to read as follows:

“Fixed Charge Coverage Ratio” shall mean as of any date of determination, a ratio, the numerator of which is Consolidated EBITDA for the Applicable Measuring Period ending on such date of determination, minus taxes paid in cash during such period, minus Tax Distributions made by Borrower and its Subsidiaries (other than the Excluded Entities) during such period, minus Maintenance Capital Expenditures (other than Maintenance Capital Expenditures of the Excluded Entities) during such period, and the denominator of which is Fixed Charges for such period. Notwithstanding anything set forth above, for the determination dates ending March 31, 2019, June 30, 2019 and September 30, 2019, Maintenance Capital Expenditures in an aggregate amount not to exceed $12,000,000 shall not be deducted from Consolidated EBITDA.

2. Section 2.9 of the Credit Agreement is amended to read in its entirety as follows:

“2.9 Revolving Credit Facility Fee. From March 21, 2019 to the Revolving Credit Maturity Date, the Borrower shall pay to the Agent for distribution to the Revolving Credit Lenders pro-rata in accordance with their respective Revolving Credit Percentages, a Revolving Credit Facility Fee quarterly in arrears commencing June 1, 2019, and on the first day of each September, December, March and June thereafter (in respect of the prior three months or any portion thereof). The Revolving Credit Facility Fee payable to each Revolving Credit Lender shall be determined by multiplying the Applicable Fee Percentage times the Revolving Credit Aggregate Commitment then in effect (whether used or unused). The Revolving Credit Facility Fee shall be computed on the basis of a year of three hundred sixty (360) days and assessed for the actual number of days elapsed. Whenever any payment of the Revolving Credit Facility Fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Upon receipt of such payment, the Agent shall make prompt payment to each Revolving Credit Lender of its share of the Revolving Credit Facility Fee based upon its respective Revolving Credit Percentage. It is expressly understood that the Revolving Credit Facility Fees described in this Section are not refundable.”

3. Subsection 8.5(d) of the Credit Agreement is amended to read in its entirety as follows:

”(d) subject to the satisfaction of the Distribution Conditions, Borrower may make (i) Distributions to its members and (ii) Purchases; provided, that, the aggregate amount of all Distributions (excluding Tax Distributions permitted under Section (c) above) and Purchases made in any consecutive twelve (12) month period shall not exceed (a) for any trailing twelve month period of determination that includes the fiscal quarters ending March 31, 2019, June 30, 2019 and September 30, 2019, the sum of (i) $20,000,000, minus (ii) 50% of Maintenance Capital Expenditures that were excluded as a deduction from Consolidated EBITDA when calculating the Fixed Charge Coverage Ratio during such period, and (b) for any other trailing twelve (12) month period, $20,000,000.”

4. This First Amendment shall become effective (according to the terms hereof) on the date (the “First Amendment Effective Date”) that the following conditions have been fully satisfied by Borrower:

(a)	Agent shall have received counterpart originals of this First Amendment, in each case duly executed and delivered by Borrower, Agent and the Lenders;

(b)	Agent shall have received duly executed copies of the documents and instruments listed in the Closing Checklist dated March 21, 2019; and

(c)

Borrower shall have paid to Agent all fees, costs and expenses, if any, owed to Agent and the Lenders, in each case, as and to the extent required to be paid in accordance with the Loan Documents, including without limitation any fees due under the supplemental fee letter dated March 1, 2019 and the fees accrued to the date of this First Amendment under Section 2.9 of the Credit Agreement.

5. Borrower hereby certifies to Agent and the Lenders as of the First Amendment Effective Date that, after giving effect to the amendments herein, (a) execution and delivery by Borrower of this First Amendment and the other Loan Documents required to be delivered hereunder, and the performance by Borrower of its obligations under the Credit Agreement as amended hereby (herein, as so amended, the “Amended Credit Agreement”) are within Borrower’s powers, have been duly authorized, are not in contravention of law or the terms of its articles of organization or operating agreement or other organizational documents, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this First Amendment, of any governmental body, agency or authority, and the Amended Credit Agreement and the other Loan Documents required to be delivered by Borrower hereunder will constitute the valid and binding obligations of Borrower enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in Section 6 of the Amended Credit Agreement are true and correct in all material respects (except representations and warranties already qualified as to materiality as to which this qualifier shall not apply) on and as of the First Amendment Effective Date (except to the extent such representations specifically relate to an earlier date), and (c) on and as of the First Amendment Effective Date, immediately after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing.

6. On and after the First Amendment Effective Date, each reference to the Credit Agreement in the Credit Agreement or any other document shall mean the Credit Agreement as amended by this First Amendment. Except as specifically set forth above, this First Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), any of the Notes issued thereunder or any of the other Loan Documents. Nor shall this First Amendment constitute a waiver or release by Agent or the Lenders of any right, remedy, Default or Event of Default under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents, except those consents set forth herein. Furthermore, this First Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by Borrower or any Guarantor with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction. Borrower hereby confirms that each of the Collateral Documents continues in full force and effect and secure, among other things, all of its Indebtedness owing to Agent and the Lenders under the Credit Agreement and the other Loan Documents (where applicable, as amended herein).

7. Borrower hereby acknowledges and agrees that this First Amendment and the amendments contained herein do not constitute any course of dealing or other basis for altering any obligation of Borrower, any Guarantor or any other Credit Party or any right, privilege or remedy of the Lenders under the Credit Agreement or any other Loan Document.

8. Except as specifically defined to the contrary herein, capitalized terms used in this First Amendment shall have the meanings set forth in the Credit Agreement.

9. This First Amendment may be executed in counterpart in accordance with Section 13.9 of the Credit Agreement.

10. This First Amendment shall be construed in accordance with and governed by the laws of the State of Michigan.

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IN WITNESS WHEREOF, Borrower, the Lenders and Agent have each caused this First Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

COMERICA BANK, as Administrative Agent

By:	/s/ Tony G. Rice
Tony G. Rice
Its:	Vice President

COMERICA BANK, as a ender, as Issuing Lender and as Swing Line Lender

By:	/s/ Tony G. Rice
Tony G. Rice
Its:	Vice President

Signature Page to First Amendment

MONTAUK ENERGY HOLDINGS, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

Signature Page to First Amendment

M&T BANK, as a Lender

By:	/s/

Its:	Vice President

Signature Page to First Amendment

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Les A. Scales

Its:	VP, Commercial Banking

Signature Page to First Amendment

CHEMICAL BANK, as a Lender

By:	/s/ Robert Rosati

Its:	Senior Vice President

Signature Page to First Amendment

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Myla Juth

Its:	Director

Signature Page to First Amendment

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned (collectively, the “Guarantors”) hereby acknowledges that (a) such Guarantor executed that certain Amended and Restated Guaranty dated as of December 12, 2018 (as amended or otherwise modified from time to time, the “Guaranty”), pursuant to which such Guarantor guaranteed the obligations of the Borrower under the Credit Agreement and (b) Borrower, the Lenders and the Agent have executed the First Amendment to the Credit Agreement dated as of date hereof (the “Amendment”). Each of the undersigned hereby ratifies and confirms its obligations under the Guaranty and the other Loan Documents to which it is a party and agrees that the Guaranty and such other Loan Documents remain in full force and effect after giving effect to the effectiveness of the Amendment. Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement. This acknowledgment shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan.

Dated as of March 21, 2019

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MONTAUK HOLDINGS USA LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MONTAUK ENERGY CAPITAL, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MEDC, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MH ENERGY LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MH ENERGY (GP), LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

TX LFG ENERGY, LP

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

Signature Page to First Amendment

Acknowledge of Guarantors

MONROEVILLE LFG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

VALLEY LFG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

GSF ENERGY, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MONMOUTH ENERGY, INC.

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

TULSA LFG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

JOHNSTOWN LFG HOLDINGS INC.

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

Signature Page to First Amendment

Acknowledge of Guarantors

JOHNSTOWN REGIONAL ENERGY, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

APEX LFG ENERGY, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

BOWERMAN POWER LFG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

GALVESTON LFG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

MONTAUK RENEWABLE AG, LLC

By:	/s/ Sean McClain
Sean McClain
Its:	Chief Financial Officer

Signature Page to First Amendment

Acknowledge of Guarantors